                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                AMENDMENT NO. 1 TO FORM 8-K (DATED JULY 24, 1998)
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         ---------------------------------------------------------------
                              SEPTEMBER 30, 1998
         ---------------------------------------------------------------
                 Date of Report (Date of earliest event reported)
         ---------------------------------------------------------------


--------------------------------------------------------------------------------
                INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


                  ------------------------------------------
                                  DELAWARE
                  ------------------------------------------
                (State or Other Jurisdiction of Incorporation)
                  ------------------------------------------

--------------------------------                -----------------------------
            01-6753                                      58-1722085
--------------------------------                -----------------------------
    (Commission File Number)                   (IRS Employer Identification No.)
--------------------------------                -----------------------------

----------------------------------------        -----------------------------
    130 CEDAR STREET, NEW YORK, NY                         10006
----------------------------------------        -----------------------------
(Address of Principal Executive Offices)                 (Zip Code)
----------------------------------------        -----------------------------

             ----------------------------------------------------
                               (212) 306-6100
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)
             ----------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Registrant supplements its Form 8-K (dated July 24, 1998) filed on July 31, 1998 regarding its July 24, 1998 acquisition of all of the issued and outstanding common stock of the company known as KRL Litho, Inc. d/b/a The Skillcraft Group ("KRL") from Mr. Harold Russell and Mr. Jeffrey Craugh.

         The Company incorporates by reference the 8-K filing dated July 24, 1998 (filed on July 31, 1998) as well as the financial statements and exhibits annexed hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS

     (1) Audited financial statements of KRL Litho, Inc. as of and For the Fiscal Year Ended December 31, 1997

     (2) Audited financial statements of KRL Litho, Inc. as of and For the Six Months Ended June 30, 1998


(B)  EXHIBITS

     (1)  Consolidated Pro Forma Condensed Balance Sheet as of March 31, 1998

     (2) Consolidated Pro Forma Condensed Statement of Operations For the Fiscal Year Ended March 31, 1998

     (3)  Summary of Pro Forma Adjustments For the Fiscal Year Ended
          March 31, 1998

     (4)  Consolidated Pro Forma Condensed Balance Sheet as of June 30, 1998

     (5) Consolidated Pro Forma Condensed Statement of Operations For the Three Months Ended June 30, 1998

     (6)  Summary of Pro Forma Adjustments For the Three Months Ended
          June 30, 1998

                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  New York, New York
        September 30, 1998              INFORMATION MANAGEMENT
                                        TECHNOLOGIES CORPORATION
                                        -------------------------------------
                                        (Registrant)


                                        /s/ Joseph Gitto
                                        -------------------------------------
                                        Joseph Gitto,
                                        President and Chief Financial Officer

                                  KRL LITHO, INC.

                                FINANCIAL STATEMENTS

                                 DECEMBER 31, 1997

                                  KRL LITHO, INC.

                                FINANCIAL STATEMENTS

                                      INDEX

                                                                        PAGE

Independent Auditor's Report                                             1


Balance Sheet as of December 31, 1997 and 1996                           2


Statement of Income and Retained Earnings
  for the Years Ended December 31, 1997 and 1996                         3


Statement of Cash Flows for the Years Ended
  December 31, 1997 and 1996                                             4


Notes to Financial Statements                                            5

                  [LETTERHEAD OF HOWARD B. JACOBSON, C.P.A., P.C.]


                           REPORT OF INDEPENDENT AUDITOR
                           -----------------------------

Board of Directors
KRL Litho, Inc.
New York, New York

         I have audited the accompanying balance sheets of KRL Litho, Inc. as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KRL Litho, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



/s/ Howard B. Jacobson, C.P.A., P.C.


Bayside, New York
April 24, 1998

                                  KRL LITHO, INC.
                                   BALANCE SHEET
                             DECEMBER 31, 1997 AND 1996

                                          ASSETS
                                                                                        1997                        1996
                                                                                     -----------                -----------
CURRENT ASSETS:
  Cash and cash equivalents (Notes 2A, 2G and 2H)                                    $   281,427                $   861,400
  Accounts receivable, net of allowance for doubtful
    accounts of $207,277 in 1997 (Notes 2G and 3)                                      2,377,140                    949,017
  Inventory (Notes 2B and 3)                                                             269,200                    182,000
  Other current assets                                                                    36,252                     28,699
                                                                                     -----------                -----------
        Total current assets                                                           2,964,019                  2,021,116
                                                                                     -----------                -----------
PROPERTY AND EQUIPMENT - AT COST: (NOTES 2C AND 4)

  Production - machinery and equipment                                                 1,178,007                    749,750
  Production - computers and software                                                    300,615                     34,134
  Leasehold improvements                                                                  62,641                     -0-
  Office equipment and fixtures                                                          112,206                    112,206
                                                                                     -----------                -----------

  Total property and equipment                                                         1,653,469                    896,090
  Less accumulated depreciation and amortization                                         793,606                    547,745
                                                                                     -----------                -----------
        Net property and equipment                                                       859,863                    348,345
                                                                                     -----------                -----------
  Intangible assets net of accumulated amortization (Note 2D)                             33,889                     -0-
                                                                                     -----------                -----------
TOTAL ASSETS                                                                         $ 3,857,771                $ 2,369,461
                                                                                     ===========                ===========

                            LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Loan payable - bank (Note 3)                                                       $   181,649                $    -0-
  Equipment notes payable (Note 4)                                                       168,438                     76,013
  Accounts payable                                                                       691,795                    656,201
  Income taxes payable (Note 6)                                                           45,853                     80,972
  Accrued expenses and other current liabilities                                         431,852                    183,920
                                                                                     -----------                -----------
        Total current liabilities                                                      1,519,587                    997,106
                                                                                     -----------                -----------

  Equipment notes payable (Note 4)                                                       456,383                    184,440
  Loan payable - stockholder (Note 5)                                                    150,000                     -0-
                                                                                     -----------                -----------
        Total long-term liabilities                                                      606,383                    184,440
                                                                                     -----------                -----------

COMMITMENTS AND CONTINGENCIES (NOTE 7)

STOCKHOLDER'S EQUITY:
  Common stock, no par value
    Authorized 200 shares
    Issued and outstanding 10 shares                                                      10,000                     10,000
  Retained earnings                                                                    1,721,801                  1,177,915
                                                                                     -----------                -----------
        Total stockholder's equity                                                     1,731,801                  1,187,915
                                                                                     -----------                -----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                           $ 3,857,771                $ 2,369,461
                                                                                     ===========                ===========

          The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                       1997                        1996
                                                                                    ------------                -----------
Revenues (Note 2E)                                                                  $ 13,773,284                $ 9,228,208

Cost of sales                                                                          9,261,574                  5,995,636
                                                                                    ------------                -----------

Gross profit                                                                           4,511,710                  3,232,572

Selling, general and administrative expenses                                           3,211,121                  2,109,222
                                                                                    ------------                -----------

Income from operations                                                                 1,300,589                  1,123,350

Interest expense, net                                                                     21,493                     16,101
                                                                                    ------------                -----------

Income before provision for income taxes                                               1,279,096                  1,107,249


Provision for income taxes (Note 6)                                                      133,008                    101,496
                                                                                    ------------                -----------

Net income                                                                             1,146,088                  1,005,753

Distributions to stockholder                                                            (602,202)                  (192,707)

Retained earnings - beginning of year                                                  1,177,915                    364,869
                                                                                    ------------                -----------

Retained earnings - end of year                                                     $  1,721,801                $ 1,177,915
                                                                                    ============                ===========




        The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                        1997                       1996
                                                                                    ------------                -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                          $  1,146,088                $ 1,005,753

Adjustments to reconcile:
  Depreciation and amortization                                                          251,972                    149,575
  Accounts receivable                                                                 (1,428,123)                    94,886
  Inventory                                                                              (87,200)                     6,600
  Other current assets                                                                    (7,553)                    47,095
  Accounts payable                                                                        35,594                   (369,103)
  Accrued expenses and other current liabilities                                         212,813                     37,586
                                                                                    ------------                -----------

     Net cash provided by operating activities                                           123,591                    972,392
                                                                                    ------------                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to plant and equipment                                                      (757,379)                   (63,489)
  Increase in intangible assets                                                          (40,000)                     -0-
                                                                                    ------------                -----------
    Net cash applied to investing activities                                            (797,379)                   (63,489)
                                                                                    ------------                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Bank loan, less repayments                                                             181,649                      -0-
  Additional equipment notes, less repayments                                            364,368                    (54,639)
  Additional stockholder loans, less repayments                                          150,000                    (25,531)
  Distributions to stockholder                                                          (602,202)                  (192,707)
  Repayment of loans to related company                                                    -0-                     (100,000)
                                                                                    ------------                -----------

    Net cash provided by (applied to) financing activities                                93,815                   (372,877)
                                                                                    ------------                -----------

Net change in cash and cash equivalents                                                 (579,973)                   536,026

Cash and cash equivalents at beginning of year                                           861,400                    325,374
                                                                                    ------------                -----------

Cash and cash equivalents at end of year                                            $    281,427                $   861,400
                                                                                    ============                ===========


                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:
  Interest expense                                                                  $     38,956                $    33,974
                                                                                    ============                ===========

  Income taxes                                                                      $    205,386                $    41,810
                                                                                    ============                ===========

    SUPPLEMENTAL DISCLOSURES ON NON-CASH INVESTING AND FINANCING ACTIVITIES

During the year ended December 31, 1997, the Company incurred equipment notes payable in the amount of $591,648.

          The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE  1  -    THE COMPANY

              KRL Litho, Inc. (the "Company") was organized in New York
              State in June, 1989. The Company provides high quality multi-color printing services to commercial organizations located primarily in the New York Metropolitan area.

NOTE  2  -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              A.     CASH AND CASH EQUIVALENTS

                     For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Cash equivalents are carried at cost plus accrued interest which approximates fair market value. At December 31, 1997 and 1996, cash equivalents included funds deposited in certificates of deposit with a bank and a liquid asset account with a financial institution.

              B.     INVENTORY

                     Inventory consists primarily of paper, toner and inks and is stated at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.

              C.     PROPERTY AND EQUIPMENT

                     Depreciation of capital assets is provided to relate the cost of these assets to operations over their estimated useful lives. Management is of the opinion that asset values decline rapidly and has therefore elected to use the double declining balance method of depreciation for production equipment, computer hardware and software, and furniture and fixtures, over estimated useful lives ranging from five to seven years. Leasehold improvements are depreciated using the straight line method over the remaining term of the lease.

                     Repairs and maintenance are charged to operations in the period incurred, and major repairs and improvements which significantly extend the lives of the assets are capitalized, and depreciated over their estimated useful lives. When assets are retired or disposed the cost and accumulated depreciation or amortization are removed from the accounts, and any gain or loss is recognized in the current period's earnings.

              D.     INTANGIBLE ASSETS

                     Intangible assets consist of goodwill and a non-compete agreement and are amortized over 15 years and 5 years respectively.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE  2  -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              E.     REVENUES

                     Revenue is recorded when services are performed or upon delivery of finished product.

              F.     USE OF ESTIMATES

                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

              G.     CONCENTRATION OF CREDIT RISK

                     Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

                     The Company maintains cash balances and certificates of deposit at one bank and cash equivalents in a liquid asset account with one financial institution. Accounts at the banks and financial institution are insured by the Federal Deposit Insurance Corporation (FDIC) and the Securities Investor Protection Corporation (SIPC) up to $100,000 and $500,000 respectively.

                     The Company performs on going credit evaluations of its customers and records reserves for potentially uncollectible accounts receivable. Accounts receivable consist mainly of customers within the Company's geographic area.

              H.     FAIR VALUE OF FINANCIAL INSTRUMENTS

                     The Company's financial instruments consist of cash and trade receivables and payables. The carrying amount of cash and short-term instruments approximates their fair values because of the relatively short period of time between the origination of the instruments and their expected realization.

              I.     IMPAIRMENT OF LONG-LIVED ASSETS

                     In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required. No such write-downs were required for the years ended December 31, 1997 and 1996.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE  3  -    BANK NOTE PAYABLE

              In March 1997, the Company entered into a one year credit arrangement with a bank. According to the terms of the credit arrangement, the Company can borrow up to a maximum of $200,000 under a revolving line of credit (the "line"). All outstanding obligations under the line bear interest at the bank's prime rate plus one percent (1%) and are collateralized by the Company's accounts receivable, inventory and a personal guarantee by the sole stockholder. At December 31, 1997, the Company was indebted to the bank for outstanding obligations under the line in the amount of $181,649. Interest charged to operations for the year ended December 31, 1997 amounted to $9,004.

NOTE  4  -    EQUIPMENT NOTES PAYABLE

              Equipment notes payable represent obligations secured by certain equipment having aggregate book values at December 31, 1997 and 1996 in the amounts of $570,427 and $247,641 respectively. The notes are payable in monthly installments, including interest at rates ranging from 8.9% to 11.5%, in the aggregate amounts of $20,588 and $8,378 for 1997 and 1996 respectively. The notes expire at varying dates through August, 2002.

              Future maturities of equipment notes payable for each of the next five years, and in the aggregate, are as follows:

                  Year ending December 31,

                           1998                                  $  219,265
                           1999                                     191,479
                           2000                                     173,860
                           2001                                     113,509
                           2002                                      44,359
                                                                 ----------

                  Note repayments                                   742,472
                  Less: amount representing interest                117,651
                  Less: current portion                             168,438
                                                                 ----------

                           Net long-term portion                 $  456,383
                                                                 ==========

NOTE  5  -    STOCKHOLDER'S LOANS

              The loan payable to the sole stockholder represents unsecured advances made to the Company which bear interest at the prime rate.

                                  KRL LITHO, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE  6  -   INCOME TAXES

             The Company's stockholder has elected, under the provisions of the Internal Revenue Code, to have the Company taxed as a subchapter "S" corporation. Under these provisions there is no federal income tax paid by the corporation. The Company's income (or loss) is passed through directly to the stockholder and taxed on the stockholder's personal income tax return. Accordingly, there is no provision for federal income taxes. The provision for income taxes for the years ended December 31, 1997 and 1996 consist of state and local taxes.

NOTE  7  -   COMMITMENTS AND CONTINGENCIES

             A.      OPERATING LEASE

                     The Company operates its office, sales, production and manufacturing facilities within leased premises in New York City, New York. The lease term is ten years which expires August 31, 2002. The lease includes annual escalations for real estate taxes and operating expenses based on the Consumer Price Index. There are no specified renewal terms.

                     Future minimum annual rentals excluding escalations over the lease term are as follows:

                           Year ending December 31,

                                    1998                       $   253,750
                                    1999                           253,750
                                    2000                           253,750
                                    2001                           253,750
                                    2002                           169,167
                                                               -----------
                                        Total                  $ 1,184,167
                                                               ===========

             B.       EMPLOYEE BENEFIT PLANS

                      The Company has a qualified defined
                      contribution profit sharing plan which covers employees not included under the collective bargaining agreements in effect with the printing industry unions. The benefit is based on years of service and compensation. The plan is entirely subjective and the Company can contribute an amount ranging form 0% to 15% of compensation per annum. The cost for the plan years ending December 31, 1997 and 1996 was $55,000 and $54,000 respectively.

                      The Company also has collective bargaining agreements with several local printing industry unions. At December 31, 1997 the contracts had expired and negotiations to renew the contracts were in progress. The Company anticipates the contract provisions to be settled shortly. The Company continues to pay union benefits at the prior contract rate and anticipates only minor changes. No provision has been made in these financial statements for the effects of new union contracts.

                                 KRL LITHO, INC.

                              FINANCIAL STATEMENTS

                                 JUNE 30, 1998

                                 KRL LITHO, INC.

                               FINANCIAL STATEMENTS

                                      INDEX

                                                                   PAGE

Report of Independent Auditor                                       1

Balance Sheet as of June 30, 1998                                   2

Statement of Income and Retained Earnings
  for the Six Months Ended June 30, 1998                            3

Statement of Cash Flows for the Six
  Months Ended June 30, 1998                                        4

Notes to Financial Statements                                       5

                  [LETTERHEAD OF HOWARD B. JACOBSON, C.P.A., P.C.]


                          REPORT OF INDEPENDENT AUDITOR

Board of Directors
KRL Litho, Inc.
New York, New York

    I have audited the accompanying balance sheet of KRL Litho, Inc. as of June 30, 1998, and the related statements of income and retained earnings, and cash flows for the six months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

    I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

    In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KRL Litho, Inc. as of June 30, 1998, and the results of its operations and its cash flows for the six months then ended, in conformity with generally accepted accounting principles.


/s/ Howard B. Jacobson, C.P.A., P.C.


Bayside, New York
July 24, 1998

                                 KRL LITHO, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1998

                                     ASSETS
                                                                            1998
                                                                         -----------
CURRENT ASSETS:
  Cash and cash equivalents (Notes 2A, 2G and 2H)                        $   419,455
  Accounts receivable, net of allowance for doubtful
    accounts in the amount of $207,277 (Notes 2G and 3)                    2,414,784
  Inventory (Notes 2B and 3)                                                 199,246
  Other current assets                                                        73,267
                                                                         -----------
        Total current assets                                               3,106,752

PROPERTY AND EQUIPMENT - AT COST: (NOTES 2C AND 4)
  Production - machinery and equipment                                     1,202,626
  Production - computers and software                                        314,528
  Leasehold improvements                                                      62,641
  Office equipment and fixtures                                              113,841
                                                                         -----------

  Total property and equipment                                             1,693,636
  Less accumulated depreciation and amortization                             952,230
                                                                         -----------
        Net property and equipment                                           741,406
                                                                         -----------

  Intangible assets net of accumulated amortization (Note 2D)                 30,222
                                                                         -----------

TOTAL ASSETS                                                             $ 3,878,380
                                                                         ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:

  Loan payable - bank (Note 3)                                           $   348,868
  Equipment notes payable (Note 4)                                           179,587
  Accounts payable                                                           627,131
  Income taxes payable (Note 6)                                               18,512
  Accrued expenses and other current liabilities                             491,157
                                                                         -----------
        Total current liabilities                                          1,665,255
                                                                         -----------

  Equipment notes payable (Note 4)                                           349,194
  Loan payable - stockholder (Note 5)                                        150,000
                                                                         -----------
        Total long-term liabilities                                          499,194
                                                                         -----------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

STOCKHOLDER'S EQUITY:
  Common stock, no par value
    Authorized 200 shares
    Issued and outstanding 10 shares                                          10,000
  Retained earnings                                                        1,703,931
                                                                         -----------
        Total stockholder's equity                                         1,713,931
                                                                         -----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                               $ 3,878,380
                                                                         ===========

        The Auditor's report and accompanying notes are an integral part of these financial statements.

                               KRL LITHO, INC.
                  STATEMENT OF INCOME AND RETAINED EARNINGS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                    1998
                                                                 -----------

Revenues (Note 2E)                                               $ 6,988,058

Cost of sales                                                      5,184,408
                                                                 -----------

Gross profit                                                       1,803,650

Selling, general and administrative expenses                       1,569,718
                                                                 -----------

Income from operations                                               233,932

Interest expense, net                                                 33,345
                                                                 -----------

Income before provision for income taxes                             200,587

Provision for income taxes (Note 6)                                   18,512
                                                                 -----------

Net income                                                           182,075

Distributions to stockholder                                        (199,945)

Retained earnings - beginning of period                            1,721,801
                                                                 -----------

Retained earnings - end of period                                $ 1,703,931
                                                                 ===========

        The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                                                                   1998
                                                                                                                -----------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                                                                      $   182,075
Adjustments to reconcile:
  Depreciation and amortization                                                                                     162,292
  Accounts receivable                                                                                               (37,644)
  Inventory                                                                                                          69,954
  Other current assets                                                                                              (37,015)
  Accounts payable                                                                                                  (64,664)
  Accrued expenses and other current liabilities                                                                     31,964
                                                                                                                -----------

     Net cash provided by operating activities                                                                      306,962
                                                                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Additions to plant and equipment                                                                                  (40,167)

    Net cash applied to investing activities                                                                        (40,167)
                                                                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Bank loan, less repayments                                                                                        167,219
  Equipment note repayments                                                                                         (96,041)
  Distributions to stockholder                                                                                     (199,945)
                                                                                                                -----------

    Net cash applied to financing activities                                                                       (128,767)
                                                                                                                -----------

Net change in cash and cash equivalents                                                                             138,028

Cash and cash equivalents at beginning of period                                                                    281,427
                                                                                                                -----------

Cash and cash equivalents at end of period                                                                      $   419,455
                                                                                                                ===========


                      SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:

  Interest expense                                                                                              $    39,784
                                                                                                                ===========

  Income taxes                                                                                                  $    85,414
                                                                                                                ===========

     SUPPLEMENTAL DISCLOSURES ON NON-CASH INVESTING AND FINANCING ACTIVITIES

                                      None

        The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

NOTE  1  -    THE COMPANY

              KRL Litho, Inc. (the "Company") was organized in New York
              State in June, 1989. The Company provides high quality multi-color printing services to commercial organizations located primarily in the New York Metropolitan area.

NOTE  2  -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              A.     CASH AND CASH EQUIVALENTS

                     For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Cash equivalents are carried at cost plus accrued interest which approximates fair market value. At June 30, 1998 cash equivalents included funds deposited in certificates of deposit with a bank and a liquid asset account with a financial institution.

              B.     INVENTORY

                     Inventory consists primarily of paper, toner and ink and is stated at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.

              C.     PROPERTY AND EQUIPMENT

                     Depreciation of capital assets is provided to relate the cost of these assets to operations over their estimated useful lives. Management is of the opinion that asset values decline rapidly and has therefore elected to use the double declining balance method of depreciation for production equipment, computer hardware and software, and furniture and fixtures, over estimated useful lives ranging from five to seven years. Leasehold improvements are depreciated using the straight line method over the remaining term of the lease.

                     Repairs and maintenance are charged to operations in the period incurred. Major repairs and improvements which significantly extend the lives of the assets are capitalized, and depreciated over their estimated useful lives. When assets are retired or disposed the cost and accumulated depreciation or amortization are removed from the accounts, and any gain or loss is recognized in the current period's earnings.

                  D.     INTANGIBLE ASSETS

                     Intangible assets consist of goodwill and a non-compete agreement and are amortized over 15 years and 5 years respectively.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

NOTE  2  -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              E.     REVENUES

                     Revenue is recorded when services are performed or upon delivery of finished product.

              F.     USE OF ESTIMATES

                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

              G.     CONCENTRATION OF CREDIT RISK

                     Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

                     The Company maintains cash balances and certificates of deposit at one bank and cash equivalents in a liquid asset account with one financial institution. Accounts at the bank and financial institution are insured by the Federal Deposit Insurance Corporation (FDIC) and the Securities Investor Protection Corporation (SIPC) up to $100,000 and $500,000 respectively.

                     The Company performs on going credit evaluations of its customers and records reserves for potentially uncollectible accounts receivable. Accounts receivable consist mainly of customers within the Company's geographic area.

              H.     FAIR VALUE OF FINANCIAL INSTRUMENTS

                     The Company's financial instruments consist of cash and trade receivables and payables. The carrying amount of cash and short-term instruments approximates their fair values because of the relatively short period of time between the origination of the instruments and their expected realization.

              I.     IMPAIRMENT OF LONG-LIVED ASSETS

                     In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required. No write-downs were required for the six months ended June 30, 1998.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

NOTE  3  -    BANK NOTE PAYABLE

              In March 1998, the Company renewed a one year credit arrangement with a bank. According to the terms of the credit arrangement, the Company can borrow up to a maximum of $400,000 under a revolving line of credit (the "line"). All outstanding obligations under the line bear interest at the bank's prime rate plus one percent (1%) and are collateralized by the Company's accounts receivable, inventory and a personal guarantee by the sole stockholder. At June 30, 1998, the Company was indebted to the bank for outstanding obligations under the line in the amount of $348,869. Interest charged to operations for the six months ended June 30, 1998 amounted to $12,299. See Note 8 - Subsequent Events.

NOTE  4  -    EQUIPMENT NOTES PAYABLE

              Equipment notes payable represent obligations secured by certain equipment having aggregate book values at June 30, 1998 in the amounts of $418,467. The notes are payable in monthly installments, including interest at rates ranging from 8.9% to 11.5%, in the aggregate amount of $15,957. The notes expire at varying dates through August, 2002.

              Future maturities of equipment notes payable in the aggregate, are as follows:

                  Year ending December 31,

                           1998 (six months)                     $   95,740
                           1999                                     191,479
                           2000                                     173,860
                           2001                                     113,509
                           2002                                      44,359
                                                                 ----------

                  Note repayments                                   618,947
                  Less: amount representing interest                 90,166
                  Less: current portion                             179,587
                                                                 ----------

                           Net long-term portion                 $  349,194
                                                                 ==========

NOTE  5  -    STOCKHOLDER'S LOANS

              The loan payable to the sole stockholder represents unsecured advances made to the Company which bear interest at the prime rate.

NOTE  6  -    INCOME TAXES

              The Company's stockholder has elected, under the provisions of the Internal Revenue Code, to have the Company taxed as a subchapter "S" corporation. Under these provisions there is no federal income tax paid by the corporation. The Company's income (or loss) is passed through directly to the stockholder and taxed on the stockholder's personal income tax return. Accordingly, there is no provision for federal income taxes. The provision for income taxes for the six months ended June 30, 1998 consists of state and local taxes.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

NOTE  7  -   COMMITMENTS AND CONTINGENCIES

             A.       OPERATING LEASE

                      The Company operates its office, sales, production and manufacturing facilities within leased premises in New York City, New York. The lease term is ten years which expires August 31, 2002. The lease includes annual escalations for real estate taxes and operating expenses based on the Consumer Price Index. There are no specified renewal terms.

                      Future minimum annual rentals excluding escalations over the lease term are as follows:

                           Year ending December 31,

                                    1998 (six months)             $   126,875
                                    1999                              253,750
                                    2000                              253,750
                                    2001                              253,750
                                    2002                              169,167
                                                                  -----------

                                        Total                     $ 1,057,292
                                                                  ===========


             B.       EMPLOYEE BENEFIT PLANS

                      The Company has a qualified defined
                      contribution profit sharing plan which covers employees not included under the collective bargaining agreements in effect with the printing industry unions. The benefit is based on years of service and compensation. The plan is entirely subjective and the Company can contribute an amount ranging form 0% to 15% of compensation per annum. There was no contribution for the six months ended June 30, 1998.

                      The Company also has collective bargaining agreements with several local printing industry unions. At December 31, 1997 the contracts had expired and negotiations to renew the contracts began. At June 30, 1998 negotiations for certain contracts remain in progress. The Company anticipates the contract provisions to be settled shortly. The Company continues to pay union benefits at the prior contract rate and anticipates only minor changes. No provision has been made in these financial statements for the effects of new union contracts.

NOTE  8  -    SUBSEQUENT EVENTS

              On July 24, 1998 all of the Company's issued and outstanding common stock was purchased by Halcon Acquisition Corp., a wholly owned subsidiary of Information Management Technologies Corporation. The Company's former sole stockholder will continue in his present position as the chief executive officer of KRL Litho, Inc., as will the Company's other top managers. As part of the stock purchase agreement the Company is required to satisfy its outstanding obligations under the bank line of credit.